     Exhibit 99.1

American Stainless Tubing, Inc.
Financial Statements
Year Ended December 31, 2018

American Stainless Tubing, Inc.
Financial Statements
December 31, 2018

Table of Contents

Report of Independent Accountants	1

Financial Statements:

Balance Sheet	2

Statement of Operations	3

Statement of Shareholders' Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6-8

Report of Independent Accountants

To the Board of Directors and Stockholders
Synalloy Corporation

Report on the Financial Statements
We have audited the accompanying financial statements of American Stainless Tubing, Inc., which comprise the balance sheet as of December 31, 2018, and the related statements of operations, shareholders' equity, and cash flows for the year ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor's Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Stainless Tubing, Inc. as of December 31, 2018, and the results of its operations and its cash flows for the year ended December 31, 2018 in accordance with accounting principles generally accepted in the United States of America.

/s/ Keiter

March 18, 2019
Glen Allen, Virginia

American Stainless Tubing, Inc.
Financial Statements
Balance Sheet
December 31, 2018

2018
Current Assets:
Cash and cash equivalents	$4,351,523
Accounts receivable, net	3,584,366
Inventories, net	5,255,657

Total Current Assets	13,191,546

Property and equipment, net	3,645,653
Goodwill	1,574,834

Total Assets	$18,412,033

Current Liabilities:
Accounts payable and other current liabilities	$1,480,406
Accrued expenses	66,640

Total Current Liabilities	1,547,046

Shareholders' Equity
Common stock - authorized 10,000 shares; issued and outstanding 5,700	5,700
Additional paid-in capital	2,261,800
Retained earnings	14,597,487

Total Shareholders' Equity	16,864,987

Total Liabilities and Shareholders' Equity	$18,412,033

See accompanying notes to financial statements

American Stainless Tubing, Inc.
Financial Statements
Statement of Operations
For the Year Ended December 31, 2018

2018

Sales	$35,892,772
Cost of sales	28,255,232
Gross profit	7,637,540
Selling, general and administrative expense	2,557,479
Income from operations	5,080,061
Other (income) and expense
Loss on sale of property, plant and equipment	70,060
Interest Expense	24,676
Interest Income	(40,197)
Income before income taxes	5,025,522
Provision for income taxes	—

Net income	$5,025,522

See accompanying notes to financial statements

American Stainless Tubing, Inc.
Financial Statements
Statement of Shareholders' Equity
For the Year Ended December 31, 2018

2018

Balance December 31, 2017	$12,809,656

Net Income	5,025,522
Distributions	(3,237,691)

Balance December 31, 2018	$14,597,487

See accompanying notes to the financial statements

American Stainless Tubing, Inc.
Financial Statements
Statement of Cash Flows
For the Year Ended December 31, 2018
2018
Cash flows from operating activities:
Net income	$5,025,522
Adjustments to reconcile net income to net
cash used in operating activities:
Depreciation	297,263
Loss on disposal of fixed assets	70,060
Changes in operating assets and liabilities:
Accounts receivable	(622,242)
Inventories, net	72,440
Employee loans	(1,535)
Customer deposits	26,709
Accounts payable and other accrued liabilities	(125,005)
Net cash provided by operating activities	4,743,212

Cash flows from investing activities:
Sale of property, plant, and equipment	8,000
Acquisition of property, plant, and equipment	(892,397)
Net cash used by investing activities	(884,397)

Cash flows from financing activities:
Payments on long-term debt	(1,075,887)
Stockholder distributions	(3,237,691)
Net cash used by financing activities	(4,313,578)

Net decrease	(454,763)

Cash, at beginning of year	4,806,286
Cash, at end of year	$4,351,523

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$27,285

See accompanying notes to the financial statements

American Stainless Tubing, Inc.
Financial Statements
Notes to Financial Statements
Year Ended December 31, 2018

Note 1. Organization, Business and Summary of Significant Accounting Policies
Nature of Operations
American Stainless Tubing, Inc. (the Company) was incorporated February 3, 1994 pursuant to the laws of North Carolina to engage in the manufacture of stainless steel tubing. The Company has two plant facilities located in Statesville and Troutman, North Carolina. The Statesville facility became operational in 1994 and the Troutman facility in June 2003. The Company primarily manufactures for the marine, transportation, and metal fabrication industries. The Company’s primary market is the United States.

Cash
For purposes of the statement of cash flows, cash includes amounts on hand and amounts on deposit at federal institutions. The Company has no other assets which are considered cash equivalents. The Company occasionally will have amounts on deposit at financial institutions that exceed or are not covered by the $250,000 FDIC insurance limit. The Company believes there is no significant risk with respect to these deposits.

Trade Accounts Receivable
Trade accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company maintains an allowance for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information. Management closely monitors outstanding balances and writes off, as of year-end, all balances that are considered uncollectable. Credit losses, when realized, have been within the range of the Company’s expectations and, historically, have not been significant. Management will write off any balance that remains after it has exhausted all reasonable collection efforts and concludes that additional collection efforts are not cost-justified.

Inventories
Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method. The Company evaluates inventory levels and obsolete or slow-moving items on a periodic basis and records valuation allowances as considered necessary. Production labor and overhead cost are capitalized into inventory considering production activity and capacity.

Fixed Assets
Fixed assets are stated at cost less accumulated depreciation. Expenditures for maintenance and repairs which do not significantly extend useful lives of assets are charged to earnings whereas additions and betterments are capitalized. Gains and losses on disposition are reflected in current operations. Depreciation of fixed assets is provided over the estimated useful lives of the respective assets using straight-line methods. Depreciation charged to expense for the year ended December 31, 2018 was $297,263.

Intangibles
Intangibles are composed solely of goodwill. Goodwill is reviewed annually for impairment in accordance with Accounting Standards Codification 350, Intangibles - Goodwill and Other.

Revenue and Cost Recognition
Revenues are recognized when control of the promised goods or services is transferred to customers upon shipment, in an amount that reflects the consideration expected to be entitled to in exchange for those goods or services. Substantially all of the Company's revenues are derived from contracts with customers where performance obligations are satisfied at a point-in-time when revenue and related costs are recognized.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Capital Structure
Shares of common stock represent voting shares, and stockholder distributions are paid at the discretion of the Board of Directors. There are certain restrictions related to the transfer or sale of shares of the Company.

American Stainless Tubing, Inc.
Financial Statements
Notes to Financial Statements
Year Ended December 31, 2018

Shipping and Handling Costs
The Company’s policy is to classify shipping and handling costs as part of cost of goods sold in the statements of income.

Advertising
The Company expenses advertising costs as incurred. Advertising expense amounted to $11,900 for the year ended December 31, 2018.

Note 2. Inventories
Inventories as of December 31, 2018 consisted of the following:

December 31, 2018
Raw materials	$2,715,180
Finished goods	2,690,477
5,405,657
Less: inventory reserves	150,000

Inventories, net	$5,255,657

Annually, management evaluates the potential for inventory loss obsolescence and adjusts the allowance to reflect the potential for losses that could occur.

The above inventories were pledged as collateral on the note payable/long-term debt until its payoff on December 20, 2018.

Note 3. Property, Plant, and Equipment
Property, plant, and equipment at December 31, 2018 consists of the following:

	Estimated Useful Life	December 31, 2018
Land	—	$715,470
Building & Land improvements	15 to 40 years	926,149
Buildings	30 years	2,859,658
Equipment	5 to 10 years	9,219,030
Property, plant, and equipment (gross)		13,720,307

Less: accumulated depreciation		10,074,654

Property, plant, and equipment (net)		$3,645,653

The above fixed assets were pledged as collateral on the note payable/long-term debt until its payoff on December 20, 2018.

Note 4. Long-term Debt
During 2018, the Company had a note payable to PNC Bank NA, payable in monthly installments of $32,931.94, including principal and interest at 2.91 percent, secured by all accounts receivable, inventories, equipment, and real property, due and payable in full on November 3, 2020. The Company paid the note off early in full on December 20, 2018.

American Stainless Tubing, Inc.
Financial Statements
Notes to Financial Statements
Year Ended December 31, 2018

Note 5. Income Taxes
The Company has elected to be taxed as an S corporation under the provisions of the Internal Revenue Code since its inception. Under those provisions, the Company does not pay corporate income taxes on its taxable income. Instead, the stockholders are liable for individual income taxes on their proportionate share of the Company’s taxable income. Therefore, the accompanying financial statements contain no provision for income taxes. The state of North Carolina does impose a corporate level franchise tax on S Corporations. The franchise taxes paid have been included in tax expense for 2018, which is a component of selling, general, and administrative expenses in the accompanying statement of operations.

Management has considered uncertain tax positions and has determined that, in management’s opinion, none exist that materially impact the financial statements or related disclosures. The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The U.S. federal income tax returns prior to calendar year 2015 are closed. U.S. state jurisdictions have statutes of limitations that generally range from three to five years.

Note 6. Retirement Benefit Plan
The Company sponsors a 401(k) plan to which it contributes 50 percent of the employees’ contributions up to two percent of each employee’s annual salary. Matching contributions made by the Company for the year ended December 31, 2018 was $71,744.

Note 7. Significant Concentrations
The principal raw material required for the Company’s manufacturing operations is flat rolled stainless steel, all of which the Company purchases from three vendors. The prices for stainless steel are subject to price fluctuations. Management monitors the prices of steel closely and adjusts their prices accordingly. The Company believes there is no significant risk with respect to the raw materials.

Note 8. Subsequent Events
The Company’s management has evaluated subsequent events through March 18, 2019, the date the financial statements were available to be issued. On January 1, 2019, The Company ceased operations and the operating assets of the Company were sold to ASTI Acquisition, LLC and the Company’s real estate was sold to Store Capital. It was concluded that no additional subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements.